                                                                     EXHIBIT 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of

 Tax Exempt Securities Trust, National Trust 215, Maryland Trust 97 and Minnesota Trust 116:

  We consent to the use of our report dated January 23, 1996 included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             KPMG PEAT MARWICK LLP

New York, New York

January 23, 1996